Exhibit 10.10

                                         Execution Version

EXTENSION AND FIRST AMENDMENT
TO CREDIT AGREEMENT

This EXTENSION AND FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of December 8, 2025, is entered into among IDACORP INC., an Idaho corporation (“IDACORP” or the “Borrower”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

IDACORP, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 8, 2023 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

IDACORP has requested its second one-year extension of the Facility Termination Date pursuant to Section 2.21(a) of the Credit Agreement and each Lender executing this Agreement as a “Consenting Lender” (each, a “Consenting Lender”) has approved such request pursuant to Section 2.21(a) of the Credit Agreement.

IDACORP has further requested that the Lenders make certain amendments to the Credit Agreement on the terms and conditions set forth herein and each Lender executing this Agreement as an “Amending Lender” (each, an “Amending Lender”, and each Lender executing this Agreement as both a Consenting Lender and an Amending Lender, an “Approving Lender”) has approved such amendments.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Extension. Pursuant to Section 2.21(a) of the Credit Agreement, the Borrower requested an extension of the Facility Termination Date for a period of one year from December 7, 2029 to December 6, 2030 (the “Extension”). As of the date hereof, Consenting Lenders holding Commitments that aggregate more than 50% of the Aggregate Commitments have agreed to extend (such agreement evidenced by their execution of this Agreement) the Facility Termination Date as to the Consenting Lenders for a period of one year from December 7, 2029 to December 6, 2030. Subject to the satisfaction of the conditions in Section 3 hereof, the Facility Termination Date as to the Consenting Lenders is hereby extended to December 6, 2030. The Facility Termination Date as to each Non-Consenting Lender remains unchanged, subject to the right of the Borrower pursuant to Section 2.21(b) of the Credit Agreement to require any Non-Consenting Lender to assign to one or more Eligible Replacement Lender all of its rights and obligations under the Credit Agreement. The Consenting Lenders (constituting the Required Lenders) hereby waive any timing, notice or other similar requirement pursuant to Section 2.21(a) of the Credit Agreement required in connection with the Extension. The Extension as set forth in this Section 1 shall be deemed to constitute an exercise of the Borrower’s right to request an extension of the Facility Termination Date pursuant to Section 2.21(a) of the Credit Agreement and the effective date of such Extension shall be deemed to be the Extension Date; provided that, notwithstanding anything to the contrary in Section 2.21(a) of the Credit Agreement, two additional one-year extensions shall be permitted pursuant to Section 2.21(a) of the Credit Agreement after the Extension Date.

2.Amendments to the Credit Agreement.

a. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Adjusted Term SOFR” and “Term SOFR Adjustment”.

b. Section 1.4 of the Credit Agreement is hereby amended to delete each reference to “Adjusted Term SOFR” where such term appears in that Section.

c. Section 1.1 of the Credit Agreement, in the definitions of the terms “Alternate Base Rate,” “SOFR Advance,” and “SOFR Market Index Rate,” and Sections 2.9(b) and 2.23 of the Credit Agreement are hereby amended to replace each reference to the term “Adjusted Term SOFR” with the term “Term SOFR.”

d. Clause (i) of Section 6.10 of the Credit Agreement shall be amended and restated as follows: “(i) a Material Subsidiary may merge or consolidate with or into the Borrower or a Wholly-Owned Subsidiary”.

3.Conditions to Effectiveness. The Extension set forth in Section 1 and the amendments set forth in Section 2 shall become effective as of the date (the “Extension Effective Date”) on which each of the following conditions precedent shall have been satisfied:

a.The Administrative Agent shall have received counterparts of this Agreement duly executed by IDACORP, the Administrative Agent, Consenting Lenders holding Commitments that aggregate more than 50% of the Aggregate Commitments and each Amending Lender.

b.IDACORP shall have paid the fees and reasonable expenses required to be paid on or prior to the Extension Effective Date under that certain fee letter, dated as of November 20, 2025, among IDACORP, Wells Fargo Securities, LLC, and Wells Fargo Bank, National Association, including but not limited to an extension fee equal to 0.06% of each Approving Lender’s Commitment as of the Extension Effective Date, and all other fees and reasonable expenses of the Administrative Agent and the Lenders required under the Credit Agreement and any other Loan Document to be paid on or prior to the Extension Effective Date (including reasonable fees and expenses of counsel) in connection with this Agreement.

c.The Administrative Agent shall have received a certificate (the statements contained in which shall be true) of a duly authorized officer of IDACORP, dated as of the Extension Effective Date, stating that both before and after giving effect to the Extension and the amendments (i) no Default has occurred and is continuing and (ii) all representations and warranties contained in Article 5 of the Credit Agreement are true and correct in all material respects on and as of the Extension Effective Date, except for such representations or warranties which by their terms are made as of a specified date, which shall be true and correct as of such specified date.

d.The Administrative Agent shall have received copies (certified to be true and complete by an authorized officer of the Borrower) of all approval orders of any public utilities commission or any other regulatory body having jurisdiction over the Borrower (if any) required for the Borrower in connection with the Extension and the amendments.

4.Representations and Warranties. The Borrower hereby represents and warrants, on and as of the Extension Effective Date, that (i) the representations and warranties contained in the Credit Agreement are true and correct, both immediately before and after giving effect to this Agreement (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct only on and as of such specific date), (ii) this Agreement has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing (regardless of whether enforcement is sought in equity or at law), and (iii) no Default or Unmatured Default has occurred and is continuing on the Extension Effective Date, both immediately before and immediately after giving effect to this Agreement.

5.Full Force and Effect. Except as expressly modified hereby, the Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after giving effect to this Agreement. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and Loan Documents as modified hereby. This Agreement is limited as specified and shall not (i) constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or any Loan Document except as expressly set forth herein or (ii) be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the obligations of the Borrower evidenced by or arising under the Credit Agreement or the other Loan Documents. This Agreement shall constitute a Loan Document under the terms of the Credit Agreement.

6.Severability of Provisions. Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction.

7.Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

8.Expenses. The Borrower agrees on demand (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Agreement.

9.Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

10.Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

11.Counterparts; Electronic Delivery. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument. Delivery by any party to this Agreement of its signatures hereon through facsimile or other electronic image file (including .pdf) may be relied upon as if this Agreement were physically delivered with an original hand-written signature of such party and shall be binding on such party for all purposes.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

IDACORP, INC.

By: /s/Brian R. Buckham
Name: Brian R. Buckham
Title: Senior Vice President, Chief Financial
Officer, and Treasurer

SIGNATURE PAGE TO
EXTENSION AND FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, an LC Issuer, a Swingline Bank, an Amending Lender and a Consenting Lender

By: /s/Mylissa Bringgold
Name: Mylissa Bringgold
Title: Vice President

SIGNATURE PAGE TO
EXTENSION AND FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as an Amending Lender and a Consenting Lender

By: /s/Khawaja Tariq
Name: Khawaja Tariq
Title: Vice President

SIGNATURE PAGE TO
EXTENSION AND FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as an Amending Lender and a Consenting Lender

By: /s/Candice Sanders
Name: Candice Sanders
Title: SVP; Credit Officer

SIGNATURE PAGE TO
EXTENSION AND FIRST AMENDMENT TO CREDIT AGREEMENT

MIZUHO BANK, LTD, as an Amending Lender and a Consenting Lender

By: /s/Edward Sacks
Name: Edward Sacks
Title: Managing Director

SIGNATURE PAGE TO
EXTENSION AND FIRST AMENDMENT TO CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as an Amending Lender and a Consenting Lender

By: /s/Michael King
Name: Michael King
Title: Authorized Signatory

SIGNATURE PAGE TO
EXTENSION AND FIRST AMENDMENT TO CREDIT AGREEMENT

MUFG BANK, LTD., as an Amending Lender and a Consenting Lender

By: /s/Michael Agrimis
Name: Michael Agrimis
Title: Managing Director

SIGNATURE PAGE TO
EXTENSION AND FIRST AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as an Amending Lender and a Consenting Lender

By: /s/Eugene Butera
Name: Eugene Butera
Title: Vice President

SIGNATURE PAGE TO
EXTENSION AND FIRST AMENDMENT TO CREDIT AGREEMENT